UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust
(Name of the Registrant as Specified In Its Charter)

SOFTVEST, L.P.
SOFTVEST ADVISORS, LLC
ART-FGT FAMILY PARTNERS LIMITED
TESSLER FAMILY LIMITED PARTNERSHIP
ERIC L. OLIVER
ALLAN R. TESSLER
HORIZON KINETICS LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐           Fee paid previously with preliminary materials.

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*****
IMPORTANT INFORMATION

On March 25, 2019, SoftVest, L.P. (“SoftVest LP”) filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the “Shares”) for the election of a new trustee of Texas Pacific Land Trust (“TPL”) to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the “Special Meeting”). SoftVest LP will file with the SEC and furnish a definitive proxy statement to holders of Shares, together with a WHITE proxy card. INVESTORS ARE STRONGLY ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION. Investors may obtain a free copy of any such proxy statement, any amendments or supplements thereto and other documents that SoftVest LP files with the SEC from the SEC’s website at www.sec.gov, or by contacting D.F. King, SoftVest LP’s proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler and Horizon Kinetics LLC may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants’ direct and indirect interests, by security holdings or otherwise, is contained in the Preliminary Proxy Statement.

*****
1

The following is a copy of a letter delivered by Eric L. Oliver to TPL on March 28, 2019:

2

March 28, 2019

Texas Pacific Land Trust
1700 Pacific Avenue, Suite 2770
Dallas, Texas  75201
Attention:	David E. Barry, Co-Chairman of the Trustees
John R. Norris III, Co-Chairman of the Trustees

Dear David and John,

I received this morning via e-mail a request from one of the two law firms representing Texas Pacific Land Trust to complete a 66-page “Trustee Questionnaire.”  I attach it to this letter in case you have not had a chance to previously review it.  Your advisors appear to be confused or misinformed.

As you both know, following the resignation of Maurice Meyer III as trustee on February 26, 2019, Allan Tessler immediately contacted you to discuss my potential nomination as trustee to fill the vacancy. The only information you requested from me at that time was a short bio, which I promptly delivered to you on February 28, 2019.

You did not ask for any questionnaire then, nor did you extend the courtesy of an interview before your decision to reject my nomination.  Instead, you publicly announced four days later, on March 4, 2019, your decision to nominate Preston Young to fill the newly-created vacancy.

Upon your March 4, 2019 announcement, I requested additional information about the process that you had followed to nominate someone to a life-tenured position as trustee of TPL. My request was simply ignored.

Given this record, I am confused as to why you would now — after previously summarily rejecting my candidacy in less than four days — want to try to re-write history by having your lawyers send to me the attached questionnaire.  You already made a decision regarding my nomination and your intent to oppose it.  In fact, your own advisors’ statements to the press over the last few days, including their statements to have been hired to run a “proxy contest,” further confirm this point.

Rest assured, I will directly provide to TPL investors all information they need from me in order to make an informed decision at the special meeting regarding my nomination.  Similarly, I hope that you make all proper disclosures regarding Mr. Young.

I also take this opportunity to question the wisdom of hiring two law firms, an investment bank and a public relations firm, in addition to a proxy solicitor, to mount an attack on three long-term investors that collectively own over 25% of TPL’s shares.  While your advisors seem quite eager to get their name in the press, I suggest that you explain to them the fact that we have had an ongoing dialogue for over a decade:  I have beneficially owned Shares since 2004, and Horizon since 1994.

I can understand the appeal in this day and age of trying to construct a narrative in which Horizon, Mr. Tessler and myself are portrayed as “activists” looking for a short term profit. But let me suggest that such approach is undermined by the basic facts of our situation.  I believe TPL investors deserve better.

Instead, I hope we can have a measured dialogue in which both sides can explain their view as to who will make for a better trustee and the substantive ideas underlying our respective platforms.  I also invite that we continue a direct dialogue, as we have in the past, instead of having to go through your multiple outside advisors.

Sincerely,

/s/ Eric Oliver

SoftVest Advisors, L.L.C.
By: SoftVest Advisors Holdings, L.L.C.
By: Eric L. Oliver, President and Managing Member

2

TEXAS PACIFIC LAND TRUST

TRUSTEE QUESTIONNAIRE

NAME:

Purpose of this Questionnaire

This Questionnaire collects information required by Texas Pacific Land Trust (the “Trust”) in connection with its preparation of the Proxy Statement (the “Proxy Statement”) for the Trust’s Special Meeting of Holders of Sub-share Certificates (the “Special Meeting”). It also requests information required for the Board of Trustees (the “Board”) to determine compliance with NYSE independence standards and the financial expert requirements of the Securities and Exchange Commission (the “SEC”).

Please be sure to read each question carefully. Please check the boxes “Yes” or “No” and write in your answers in the Explanation Areas provided for each question, as applicable. If the answer to any question is “None” or “Not Applicable,” please so state. If additional space is required, please attach additional sheets. After you have returned this Questionnaire, if you learn of any information that would change any response in this Questionnaire, please inform the person listed below of such change. Both you and the Trust may be held responsible for misstatements or omissions in the Proxy Statement.

If you have any questions regarding completing this Questionnaire, please contact Karyn Fulton by email KFulton@KelleyDrye.com or by phone at (212) 808-7559.

GENERAL INSTRUCTIONS

•     Please answer every question, indicating “No” or “Not Applicable,” where appropriate. Do not leave blanks. Please carefully review the information provided for you and make any necessary changes.

•     Give answers as of the date you complete this Questionnaire unless otherwise specified.

•      If you need more space, please attach more sheets as necessary, but add your name and signature to each.

•     Certain terms used in this Questionnaire (including “Affiliate”, “Associate”, “beneficial ownership”, “Family Member” and “Immediate Family Member”) are defined in the attached Appendix A. Please review these definitions carefully to ensure that that your responses are accurate and complete.

•      All references to the last fiscal year refer to the fiscal year beginning January 1, 2018, and ending December 31, 2018.

•     In order to ensure compliance with the continuing NYSE director independence requirements, please keep Karyn Fulton up-to-date on a continuous basis throughout the year of any changes to your information provided in this Questionnaire.

•    Please return your completed and signed Questionnaire. Your signature is required on the last page.  Please promptly notify Karyn Fulton at KFulton@KelleyDrye.com if developments occur that alter any of your responses prior to the Special Meeting, and promptly send any necessary revisions to Karyn Fulton.

TABLE OF CONTENTS

1.	PERSONAL DATA	1
2.	PAST EXPERIENCE AND POSITION WITH THE TRUST	5
3.	INTERLOCKS AND OTHER INVOLVEMENTS	8
4.	RELATIONSHIP WITH THE TRUST	11
5.	LEGAL PROCEEDINGS	16
6.	COMPENSATION	26
7.	INTEREST IN THE TRUST	37
8.	INTEREST IN TRANSACTIONS	44
9.	INSIDER TRADING	55
10.	AUDIT COMMITTEE MEMBERS	56
11.	COMPENSATION COMMITTEE MEMBERS	60
12.	MISCELLANEOUS	62

APPENDIX A: DEFINITIONS

AFFIDAVIT

1.	PERSONAL DATA

1.1          Full Name: _____________________________________

1.2          Age: ___________   Date of Birth: __________________

1.3          Residence Address:  ______________________________

______________________________________________________

______________________________________________________

Primary telephone: ______________________________________

Email: ________________________________________________

1.4          Business Address (if not “care of” the Trust):

 ______________________________________________________

______________________________________________________

Business telephone:  _____________________________________

1.5          Please provide the requested information for all colleges and universities that you have attended or where you have pursued graduate or post-graduate studies, whether or not a degree was awarded.  Please indicate if each any college or university took disciplinary actions against you, including, but not limited to, issued warnings, placed you on probation, granted a leave of absence, advised you to withdraw, suspended you or expelled you.  If any such disciplinary action was taken, please provide details below. Please also indicate all honorary degrees received.

Degree	Field of Study	Year Awarded	Name of Institution	Disciplinary Action

1.6          Are you a member, officer or fellow, or do you otherwise belong to any industry, trade or professional organizations?

No ☐ Yes ☐

If “Yes,” please list all industry, trade or professional organizations for which you are a member, officer or fellow or to which you otherwise belong.

Organization	Role

1.7          Do you have any honors or awards bestowed by industry, trade or professional organizations since January 1, 2014?

No ☐ Yes ☐

If “Yes,” please list all honors or awards bestowed by industry, trade or professional organizations since January 1, 2014.

Organization	Award

1.8          Do you have any industry, trade or professional certifications (e.g., certified public accountant)?

No ☐ Yes ☐

If “Yes,” please list all industry, trade or professional certifications, and if applicable, the license number and/or expiration date for any such certifications.

Certification	License Number	Expiration Date

1.9          Director or Trustee Experience

If you are a trustee or nominee for trustee, please describe any relevant qualifications, experience, attributes or skills that you have had that would qualify you to serve as a trustee of the Trust.  Please note that this information can include any specific past experience that could be useful to the Trust, such as previous directorships or employment with companies in the same industry as the Trust or specific areas of expertise, such as accounting, finance, risk assessment skills or experience with compensation, and this information can extend beyond the past five years.

Explanation Area for Question 1.9

1.10          Have you ever been enjoined or otherwise prohibited from serving, or asked to resign or not to stand for reelection, as a director of any company or other entity?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 1.10

1.11          Are you aware of any services or products of any company for which you or any of your Affiliates or Associates serve as director or officer that could be regarded as competitive with those of the Trust or its subsidiaries or Affiliates?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 1.11

1.12          Do you or does any Affiliate or Associate of yours have any interest, direct or indirect, by security holdings or otherwise, in any matters to be acted upon at the Special Meeting, other than you potentially being a trustee nominee?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 1.12

1.13          Is it proposed that you be selected as a trustee or officer of the Trust pursuant to any arrangement or understanding between you and any other person(s) (except the trustees and officers of the Trust acting solely in that capacity)?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 1.13

1.14          Have you ever been, formally or informally, the subject of any allegations of sexual harassment, sexual misconduct or any other unethical conduct?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 1.14

1.15          Is there any undisclosed fact about you, your past conduct or your background that, if it became public, would be embarrassing or otherwise negatively reflect upon you or any institution on whose board you are sitting?

No ☐ Yes ☐

If “Yes,” please describe in detail.

Explanation Area for Question 1.15

2.          PAST EXPERIENCE AND POSITION WITH THE TRUST

2.1          List your present principal occupation or employment and all of your principal occupations and employment during the past five years, including but not limited to any executive officer position.  In each case, state the name and principal business of any entity or other organization for which you work or have worked; give a brief explanation of the nature of your responsibilities in each such prior position and, if such corporation or organization was a parent or subsidiary of, or affiliated with, the Trust, describe the nature of the business relationship.  Also include any public issuer of which you currently serve or have served as a director, your term of office and the time during which you have held such directorship.

Description of Positions Held or Presently Hold (Including Job Title and Nature of Responsibilities)	Name of Entity	Nature of Business	Nature of Any Affiliation of Entity to Texas Pacific Land Trust	Time Period (Month and Year) From To

2.2          If not disclosed above, list all current offices and positions with the Trust and with any parent, subsidiary, Affiliate or joint venture of the Trust that you hold, the date(s) you took office and your term(s) of position or office.

Office or Position	Time Period (Month and Year)
	From	To

2.3          If not disclosed above, list all past offices and positions with the Trust and with any parent, subsidiary, Affiliate or joint venture of the Trust.  (Please list in reverse chronological order and give dates.)

Office or Position	Time Period (Month and Year)
	From	To

2.4          Other than your potential nomination as a trustee or appointment as an officer of the Trust, do you have any personal, professional, economic, business or other involvement or connection (past or current) to any existing member of the Board or anyone that you know is being nominated to the Board?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 2.4

2.5          Are you now or have you during the Trust’s 2018 fiscal year been a member, employee or Associate of, or of counsel to, any law firm that the Trust has retained at any time during the Trust’s last three fiscal years, or which the Trust proposes to retain during the Trust’s 2019 fiscal year?

No ☐ Yes ☐

If “Yes,” please state the name of the firm and the nature of your affiliation with it.  The aggregate dollar amount of all payments made by the Trust to the firm in the Trust’s last fiscal year should be stated if the amount exceeds 5% of the law firm’s gross revenues for its last fiscal year.

Explanation Area for Question 2.5

2.6          Are you a partner or executive officer of any investment banking firm that has performed services for the Trust during the Trust’s 2018 fiscal year or that the Trust proposes to retain during the Trust’s 2019 fiscal year?

No ☐ Yes ☐

If “Yes,” please state the name of each firm and the nature of your affiliation with it.  The amount of compensation should be stated if the amount exceeds 5% of the investment banking firm’s consolidated gross revenues for that firm’s last fiscal year.

Explanation Area for Question 2.6

2.7          Do you have any business or personal relationship with any compensation consultant, legal counsel or any other adviser that has performed services during the Trust’s 2018 fiscal year or that the Trust or the Compensation Committee proposes to retain during the Trust’s 2019 fiscal year for the Trust, the Compensation Committee or the firm that employs any such adviser, other than as already disclosed in response to the Questions in this Section 2.

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 2.7

2.8          Are you an investor in any fund, other than broad market or index funds, that you know owns shares of the Trust?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 2.8

3.          INTERLOCKS AND OTHER INVOLVEMENTS

3.1          Are you currently, or have you been in the last five years, a director or executive officer, or have you been publicly or privately nominated, proposed or selected to become a director, of any publicly held company or any investment company registered under the Investment Company Act of 1940 (other than the Trust)?  Please add additional sheets as necessary.

	________________ (Name of Entity)	________________ (Name of Entity)	_______________ (Name of Entity)
Position(s) held:
Term of Service (Month and Year of Start and End Dates)
Does the entity have a compensation committee (or other board committee performing equivalent functions) or did it have one at any time during the past fiscal year?	No ☐ Yes ☐	No ☐ Yes ☐	No ☐ Yes ☐
Do you serve or have you served on that entity’s compensation committee (or other board committee performing equivalent functions) now or at any time during the past fiscal year?	No ☐ Yes ☐	No ☐ Yes ☐	No ☐ Yes ☐
Which person or entity nominated or proposed you for such service, if applicable
Have any directors or executive officers of that entity served on the Trust’s board of trustees or compensation committee during the past fiscal year?	No ☐ Yes ☐	No ☐ Yes ☐	No ☐ Yes ☐

3.2          Do you hold a position with any other entity (including companies, partnerships, trusts, charitable organizations, etc.), besides the Trust in which you are a director, trustee, partner, or officer, regardless of the ownership in that entity?

No ☐ Yes ☐

If “Yes,” please list your title and position with any other entity (including companies, partnerships, trusts, etc.), besides the Trust, in which you are a director, trustee, partner, or officer, regardless of the ownership in that company and your term of service.

Entity Name	Office or Position	Time Period (Month and Year)
		From	To

3.3          Are there any entities (includes companies, partnerships, trusts, etc.) of which you hold 1.0% or more of the voting securities or otherwise significantly influence?

No ☐ Yes ☐

If “Yes,” please provide the names and descriptions of such entities (includes companies, partnerships, trusts, etc.) of which you hold 1.0% or more of the voting securities or otherwise significantly influence.

Entity Name	Description of Entity

3.4          Do you control, directly or indirectly, any entities (includes companies, partnerships, trusts, charitable organizations, etc.)?

No ☐ Yes ☐

If “Yes,” please provide the names and descriptions of such entities (includes companies, partnerships, trusts, charitable organizations etc.).

Entity Name	Description of Entity

3.5          During the current or the past three fiscal years, did you or any Immediate Family Member serve as a director, trustee, advisory board member, executive officer, or other similar position of any charitable organization?

No ☐ Yes ☐

If “Yes,” please indicate below (i) the name of the charitable organization, (ii) the name of the person and the relationship to you, (iii) the position held with the charitable organization and (iv) whether you are aware of any contributions made by the Trust to the charitable organization, specifying the dollar amount of any such contributions.  Also describe briefly below any transaction involving payment by the Trust (in excess of $1 million or 2% of either the Trust’s or the recipient’s revenues) to any organization (charitable or for-profit) or cause on your behalf, your benefit, at your direction, or of which you are an executive officer, director, or greater than 10% shareholder.

Charitable Organization	Person and Relationship	Position with the Charitable Organization	Trust Contribution to Charitable Organization

Explanation Area for Question 3.5

3.6          Do you have a Family Member that is an individual who is, or at any time during the past three years was, employed by the Trust as an executive officer?

No ☐ Yes ☐

If “Yes,” identify the individual, his or her executive office and the term of service in such office.

Name	Office	Time Period (Month and Year)
		From	To

4.          RELATIONSHIP WITH THE TRUST

4.1          Are you, or at any time during the past five fiscal years have you been, an Extended Family Member of any person who is, or was during the past five fiscal years, a trustee, director, executive officer, nominee for trustee or executive officer of the Trust or any of the Trust’s parents, subsidiaries, or Affiliates?

No ☐ Yes ☐

If “Yes,” please describe below such family relationships and the Family Member’s relationship with the Trust.

Explanation Area for Question 4.1

4.2          To further assist the Trust in properly identifying related parties and its relationships and transactions with related parties, please identify below any Affiliates of any of your Immediate Family Members.  Please list the name of the Affiliate, the name of the Immediate Family Member and identify how the Immediate Family Member is affiliated.

Family Member	Affiliate	Description of Affiliation

4.3          If you are a trustee of the Trust, list any committees of the Board of Trustees of which you are a member and state any committee chairs you hold.

Explanation Area for Question 4.3

If you are a trustee of the Trust, answer Questions 4.4–4.8:

4.4          During any 12-month period within the three years preceding December 31, 2018 and continuing through the date hereof, have you or a Family Member had a direct or indirect interest in any transactions or series of similar transactions, or any currently proposed transaction, to which the Trust or any of its subsidiaries was or is to be party, or do you now have a relationship with a trustee-related company which had or proposes to enter into any such transaction, such transaction or series of transactions being in excess of $120,000?

Instructions to Question 4.4: The amount involved in a transaction is to be computed without regard to the amount of profit or loss involved in the transaction. In computing the amount involved in the transaction or series of transactions, include all periodic installments in the case of any lease or other agreement providing for periodic payments or installments.

In answering this question, please include: (1) any compensation given in connection with consulting or personal services contracts, (2) any political contributions and (3) all loans and payments made by the Trust to you or any of your Family Members. Direct compensation for employment, fees received for service as a trustee and normal contributions or benefits under tax-qualified benefit plans of the Trust and/or its subsidiaries should not be reported under this Question.

No ☐ Yes ☐

If you answered “Yes,” please describe the transaction below as required in the instructions preceding this Question and include the following in your response to the extent applicable: (i) the name of the trustee-related company; (ii) the nature of your affiliation with it; (iii) the relationship or proposed relationship between the trustee-related company and the Trust and/or its subsidiaries; and (iv) the dollar amount or percentage of revenues of the business done or proposed to be done between the trustee-related company and the Trust and/or its subsidiaries.

Explanation Area for Question 4.4

4.5          Have you or a Family Member, within the past five years, accepted any compensation from the Trust in excess of $120,000 during any period of 12 consecutive months other than: (i) compensation for board or board committee service, (ii) compensation paid to a Family Member who is an employee (other than an executive officer) of the Trust and (ii) benefits under a tax-qualified retirement plan, or non-discretionary compensation?

No ☐ Yes ☐

If you answered “Yes,” please describe in detail, including naming the individual who has received such compensation, a description of the type of compensation and the amount received.

Explanation Area for Question 4.5

4.6          Are you or a Family Member a current partner of the Trust’s outside auditor?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 4.6

4.7          Have you or a Family Member been a partner or employee of the Trust’s outside auditor and worked on the Trust’s outside audit at any time within the past three fiscal years?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 4.7

4.8          Have you or a Family Member been, within the past three fiscal years, employed as an executive officer of any entity? If so, did you or any of the Trust’s executive officers at the same time serve on that entity’s compensation committee?

No ☐ Yes ☐

If “Yes,” please identify the persons and companies, stating the nature of any family relationships.

Person	Name of Other Entity	Nature of Familiar Relationship	Trust Executive Officers on Compensation Committee of Other Entity

4.9          Do you have a close relationship with any member of the audit engagement team of the Trust’s outside auditor or have you vacationed with a member of the audit engagement team?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 4.9

4.10          If you are (1) a trustee of the Trust or (2) in a financial oversight role in management, does the Trust’s outside auditor provide tax services to you or any Immediate Family Member?

No ☐ Yes ☐ N/A ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 4.10

4.11          Are you aware of any other relationship not described above between yourself or an Immediate Family Member (directly or as a partner, shareholder, director or officer of any entity or organization which has a relationship with the Trust) and the Trust or the management of the Trust about which you believe the Board should be informed in making its determination whether you have a material relationship with the Trust?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 4.11

5.          LEGAL PROCEEDINGS

Instructions to Section 5:  For purposes of computing the 10-year period referred to in this section, the date of a reportable event in bankruptcy is the date of filing for uncontested petitions or the date upon which approval of a contested petition became final and the date of a reportable event for legal proceedings is the date on which the final order, judgment or decree was entered, or the date on which any rights of appeal from preliminary orders, judgments or decrees have lapsed.

5.1          Within the last 10 years, has a petition under the U.S. Bankruptcy Code or any state insolvency law been filed by or against (a) you, (b) any partnership of which you were a general partner when the petition was filed or within two years before the time of such filing or (c) any corporation or business association of which you were an executive officer at or within two years before the time of such filing?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.1

5.2          Within the last 10 years, has a court appointed a receiver, fiscal agent or similar officer for your business or property, or the business or property of any partnership, corporation or business association referred to in Question 5.1?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.2

5.3          Have you been convicted in any criminal proceeding (including convictions for fraud) or are you the subject of any pending criminal proceeding (including for fraud)? You may exclude traffic violations and other minor offenses.

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.3

5.4          Have you been found by any court of competent jurisdiction in a civil action, by the SEC or by the Commodities Futures Trading Commission (the “CFTC”), in a judgment or finding not subsequently reversed, suspended or vacated, to have violated any federal or state securities laws or any federal commodities laws?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.4

5.5          Within the last 10 years, have you been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court or any federal or state authority, permanently or temporarily enjoining you from or otherwise limiting your involvement in:

(a)          acting as a futures commission merchant, introducing broker, commodity trading adviser, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the CFTC, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in, or continuing any conduct or practice in connection with, such activity?

(b)          engaging in any type of business practice?
(c)          engaging in any activity in connection with the purchase or sale of securities or commodity or any other business or engagement?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.5

5.6          Within the last 10 years, have you been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days your right to participate in the purchase or sale of securities or to be associated with Persons engaged in any such activity?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.6

5.7          Within the last 10 years, have you been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated:

(a)          relating to an alleged violation of any federal or state securities or commodities law or regulation;

(b)          relating to an alleged violation of any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order;

(c)          relating to an alleged violation of any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(d)          relating to an alleged violation of any law or regulation prohibiting fraudulent, manipulative or deceptive conduct;

(e)          relating to an alleged breach of fiduciary duties by you;

(f)          that: (1) suspended or revoked your registration as a broker, dealer, municipal securities dealer or investment adviser; (2) limits or limited your activities, functions or operations as a broker, dealer, municipal securities dealer or investment adviser; (3) barred you from being associated with any entity; or (4) bars or barred you from participating in any penny stock offering; or

(g)          that directed you to cease and desist from committing or causing a violation or future violation of: (1) any anti-fraud provisions of the federal securities laws; or (2) any provision of Section 5 of the Securities Act of 1933?

No ☐ Yes ☐

If you answered “Yes,” please describe in detail and include whether such order restrains or enjoins, or has previously restrained or enjoined you from engaging or continuing to engage in any conduct, practice or work in relation with (1) a regulated entity, (2) the business of securities, insurance, banking, or investment or (3) a savings association or credit union.

Explanation Area for Question 5.7

5.8          Within the last 10 years, have you been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any “self-regulatory organization” such as the New York Stock Exchange (NYSE), the Nasdaq Stock Market or the Financial Industry Regulatory Authority, any registered entity (as defined in the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member, including being suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.8

5.9          State whether you or any Associate has an interest adverse to that of the Trust or any of its subsidiaries or are a party adverse to the Trust or any of its subsidiaries in any legal proceedings, including proceedings to require the Trust to indemnify the officer or trustee for damages that is pending or was pending at any time since January 1, 2017.

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.9

5.10          Legal Proceedings and Investigations

Do you know of any pending or contemplated legal, regulatory or administrative proceeding or investigation by any governmental authority and bankruptcy, receivership or similar proceedings (including but not limited to antitrust, price-fixing, securities, tax, environmental, copyright or patent litigation) to which the Trust or any subsidiary of the Trust, any Associate of yours, any trustee, officer or Affiliate of the Trust or any owned of record of more than 5% of any class of voting securities of the Trust, or any Associate or Family Member of any such trustee, officer or security holder, are or may be a party or of which any such Person’s property (or property of others in which the Trust or any subsidiary has or claims rights) is or may be subject?

No ☐ Yes ☐

If you answered “Yes,” please describe in detail, including the name of the court or agency in which the proceedings are pending, the date instituted, the principal parties, a description of the factual basis alleged to underlie the proceeding and the relief sought.

Explanation Area for Question 5.10

5.11          To the best of your knowledge, has any promoter or control Person of the Trust been involved in any proceeding or subject to any order of any of the types described above in this Section 5?

Instructions to Question 5.11:  For purposes of this question, a “promoter” includes a Person who alone or with others participated in founding or organizing the Trust or who received 10% or more of our stock in connection with the founding or organizing of the Trust for services or property and a “control person” is one who directly or indirectly controls the Trust.

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.11

5.12          If any event listed in this Section 5 has occurred within the prior 10 years, but you believe that (a) such event is not material to an evaluation of your ability or integrity and that the Proxy Statement should accordingly omit any description of such event; or (b) there are mitigating circumstances that the Trust may wish to explain in the Proxy Statement, then please state the reasons for your belief below.

Explanation Area for Question 5.12

5.13          If any event similar to any of those listed above in this Section 5 occurred more than 10 years ago, but would be so material to an evaluation of your ability or integrity that it should nonetheless be disclosed in the Proxy Statement, please describe below.

Explanation Area for Question 5.13

5.14          Are you subject to any (a) US Postal Service false representation order entered within the past five years or (b) temporary restraining order or preliminary injunction relating to conduct alleged by the US Postal Service that constitutes a scheme or device for obtaining money or property through the mail by means of false representations?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.14

5.15          Foreign Corrupt Practices Act

Do you have knowledge or reason to believe that any officer, trustee, partner or employee of the Trust or any of its subsidiaries has or may have engaged, directly or indirectly, in, at any time since the founding of the Trust:

(a)          any bribes or kickbacks to government officials or their relatives, or any other payments to such Persons, whether or not legal, to obtain or retain business or to receive favorable treatment with regard to business?

(b)         any bribes or kickbacks to Persons other than government officials, or to relatives of such Persons, or any other payments to such Persons or their relatives, whether or not legal, to obtain or retain business or to receive favorable treatment with regard to business?

(c)          any contributions, whether or not legal, made to any political party, political candidate or holder of governmental office?

(d)          any bank accounts, funds or pools of funds created or maintained without being reflected on the corporate books of account, or as to which the receipts and disbursements therefrom have not been reflected on such books?

(e)         any receipts or disbursements, the actual nature of which has been “disguised” or intentionally misrecorded on the corporate books of account?

(f)          any fees paid to consultants or commercial agents that exceeded the reasonable value of the services purported to have been rendered?

(g)         any payments or reimbursements made to personnel of the Trust for the purposes of enabling them to expend time or to make contributions or payments of the kind or for the purpose referred to in subparts (a)–(f) above?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.15

5.16          Are you involved or potentially involved in, or do you have knowledge of, any of the following matters: (a) the disbursement or receipt of funds of the Trust or any of its Affiliates outside the normal system of accountability; (b) payments or contributions by or to the Trust or any of its trustees, Executive Officers or Affiliates, employees or agents, whether direct or indirect, to or from any foreign or domestic governments, political parties, officials, employees or agents thereof, whether or not legal, to obtain or retain business or to receive favorable treatment with regard to business; (c) the improper or inaccurate recording of payments and receipts on the books of the Trust or any of its Affiliates; (d) any bank accounts, funds or pools of funds created or maintained by the Trust or any of its Affiliates without being reflected on the books of the Trust or any of its Affiliates; or (e) fees paid by the Trust or any of its Affiliates to consultants, contractors or agents that exceeded the reasonable value of the services purported to have been rendered?

No ☐ Yes ☐

If you answered “Yes,” please fully describe the disbursement, payment or contribution, improper or inaccurate recording, accounts or funds and fees paid, including the source, date, amount, and recipient of such payment or contribution.

Explanation Area for Question 5.16

5.17          Certain Transactions and Dealings with Iran

Under Section 219 of the Iran Threat Reduction and Syria Human Rights Act of 2012, the Trust must provide disclosures regarding the following:

Have you or any of your Affiliates, directly or indirectly, or do you have any information indicating that the Trust, any subsidiary or any Affiliate of the Trust, or any co-joint venturor of the Trust or of any subsidiary or Affiliate of the Trust has:

(i)        knowingly made or is making any investment that would contribute to the enhancement of Iran’s ability to develop petroleum resources;
(ii)      knowingly sold, leased or provided, or is selling, leasing or providing, to Iran goods, services, technology, information or support that would facilitate the maintenance or expansion of Iran’s domestic production of refined petroleum products, including assistance with respect to the construction, modernization or repair of petroleum refineries;
(iii)     knowingly sold or provided, or is selling or providing, to Iran goods, services, technology, information or support that could contribute to the enhancement of Iran’s ability to import refined petroleum products, including underwriting or entering into a contract to provide insurance or reinsurance for the sale, lease or provisions of such goods, services, technology, information or support, financing or brokering any such sale, lease or provision or providing of ships or shipping services to deliver refined petroleum products to Iran;
(iv)     knowingly exported, transferred or otherwise provided, or is exporting, transferring or otherwise providing, to Iran goods, services, technology or other items that would contribute to the ability of Iran to acquire or develop chemical, biological or nuclear weapons or related technologies, destabilizing numbers and types of advanced conventional weapons or missiles or advanced conventional weapons designed or modified to deliver a nuclear weapon;
(v)      knowingly been or is engaged in any activity facilitating the efforts of the Government of Iran or Iran’s Revolutionary Guard Corps or an agent or Affiliate thereof:  (A) to acquire or develop weapons of mass destruction or delivery systems therefor; or (B) to provide support for organizations designated as foreign terrorist organizations under Section 219(a) of the Immigration and Nationality Act, as amended, or for acts of international terrorism (as defined in the Iran Sanctions Act of 1996, as amended);
(vi)      knowingly been or is engaged in any activity facilitating the activities of a person subject to financial sanctions pursuant to any resolution of, or agreed to by, the United Nations Security Council that imposes sanctions on Iran;
(vii)     knowingly been or is engaged in:  (A) money laundering; or (B) any activity facilitating efforts by the Central Bank of Iran or any other Iranian financial institution, in each case, to carry out any activity described in clause (v) or (vi) above;
(viii)   knowingly been or is engaged in any activity facilitating a transaction or transactions, or providing significant financial services for, or any transaction with or benefitting, Iran’s Revolutionary Guard Corps or any of its agents or Affiliates or a financial institution whose property or interests in property are blocked pursuant to the International Emergency Economic Powers Act in connection with Iran’s proliferation of weapons of mass destruction, other military capabilities or delivery systems therefor or Iran’s support of international terrorism;

(ix)     knowingly been or is engaged in the transfer, or has facilitated or is facilitating the transfer, of:  (A) goods or technologies to commit serious human rights abuses against the people of Iran, including firearms, ammunition, rubber bullets, police batons, pepper or chemical sprays, stun grenades, electroshock weapons, tear gas, water cannons, or surveillance technology; or (B) any hardware, software, telecommunications equipment, or any other technology that could be used to restrict the free flow of unbiased information in Iran or to disrupt, monitor or otherwise restrict speech of the people of Iran, which transfer is made to Iran, any entity organized under the laws of Iran or otherwise subject to the jurisdiction of the Government of Iran or any national of Iran for use in or with respect to Iran;
(x)     knowingly provided or is providing services, including services relating to hardware, software and specialized information, or professional consulting, engineering and support services with respect to the goods or technologies described in clause (ix)(B) above after such goods or technologies are transferred to Iran;
(xi)     knowingly engaged or is engaging in any transaction or dealing with: (A) any person whose property and interests in property are blocked pursuant to Executive Order 13224 or 13382 of the President of the United States (the list of persons currently subject to such blocks is available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx); (B) the Islamic Republic of Iran; (C) the Government of Iran, any political subdivision, agency or instrumentality thereof; (D) any entity owned or controlled directly or indirectly by the Islamic Republic of Iran, the Government of Iran or any political subdivision, agency or instrumentality thereof; or (E) any person that is or may be acting or purporting to act, directly or indirectly, for the Islamic Republic of Iran, the Government of Iran, any political subdivision, agency or instrumentality thereof or any entity owned or controlled, directly or indirectly, by the Islamic Republic of Iran, the Government of Iran, or any political subdivision, agency or instrumentality thereof; or
(xii)     knowingly engaged in any transactions with the Iranian government or any political subdivision or agency or any entity owned or controlled by the Iranian government without specific authorization from a U.S. federal department or agency or with any persons or entities whose assets are frozen pursuant to executive orders for their involvement with weapons of mass destruction or terrorism?

No ☐ Yes ☐

If you answered “Yes,” please identify each person engaged in each such activity as to which you have information and describe the nature and extent of such activity, the gross revenues and net profits, if any, attributable to such activity and whether the person engaged in such activity intends to continue such activity, the date or dates on which such activity took place, and note if such activity is ongoing.

Explanation Area for Question 5.17

5.18          Do you have knowledge, or any reason to believe, that the Trust or any of its subsidiaries has or may have engaged, directly or indirectly, in any contributions, whether or not legal, made to any political party, political candidate or holder of public office?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 5.18

6.          COMPENSATION

Instructions to Section 6:  For purposes of this section, it is not necessary to list cash compensation you received as salary, bonus, or trustee’s fees.

6.1          State the compensation received, and expected to be received from the Trust, any of its subsidiaries or joint ventures, or from any other party, for services rendered to the Trust during the fiscal year ended December 31, 2018, pursuant to any special arrangements with the Trust or any of its subsidiaries or joint ventures (e.g., consulting, advisory, or other compensatory fee).  State separately the amount of all such compensation received in the fiscal year ended December 31, 2018, for services rendered in any prior fiscal year.

Description of Compensation and Related Terms and Conditions	Dollar Value

6.2          Describe and state the amount (based on the aggregate incremental cost to the Trust) of any other cash or noncash benefits, not included in the answer to Question 6.1, you received during the fiscal year ended December 31, 2018.  This may include (but is not limited to) perquisites or other personal benefits, securities or property, such as:

•	home repairs and improvements;
•	housing and living expenses (including domestic services) provided at your principal or vacation residence;

•	the personal use of Trust property such as automobiles, airplanes, yachts, apartments or vacation houses;
•	personal travel expenses, including commuting expenses;
•	personal entertainment and related expenses;
•	personal tax or financial advice;
•	security provided at a personal residence or during personal travel;
•	payment of life or other insurance premiums for coverage of Person or property unrelated to the business of the Trust;
•	legal, accounting and other professional fees for matters unrelated to the business of the Trust;
•
benefits from third parties, such as favorable loans and benefits from suppliers, if the Trust compensated, directly or indirectly, the bank or supplier for providing the loan or services to management;

•	all “gross-ups” or other amounts reimbursed during the fiscal year ended December 31, 2018, for payment of your taxes;
•	the use of corporate staff for personal purposes;
•	relocation expenses;
•	memberships in country clubs or other social or recreational clubs not used exclusively for business entertainment activities;
•	dollar value of any charitable donations made by the Trust in your name;
•	amount paid or accrued to you pursuant to a plan or arrangement in connection with resignation, retirement, or any other termination; and
•	amount paid or accrued to you pursuant to a plan or arrangement in connection with a change in control of the Trust.

Explanation Area for Question 6.2

Executive officers should answer Questions 6.3–6.9, trustees and trustee nominees should answer only Question 6.9.

6.3          During the Trust’s 2018 fiscal year, did the Trust match any of your charitable gifts?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.3

Charitable Organization	Amounts Matched by the Trust

6.4          Since January 1, 2018, have you, or an Immediate Family Member, received products or services from the Trust?

No ☐ Yes ☐

If “Yes,” please indicate whether all of the products and services were provided in the ordinary course of the Trust’s business and on substantially the same terms as those prevailing at the time for comparable products or services provided to unaffiliated third parties?

Explanation Area for Question 6.4

6.5          Did you have any role in determining or recommending the amount or form of executive or trustee compensation?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.5

6.6          Describe any written or unwritten compensatory plan or arrangement (other than the Trust’s stock option plans) with the Trust or its subsidiaries, including payments or other benefits to be received from the Trust, if such plan or arrangement results or will result from (a) your resignation, retirement or any other termination of employment with the Trust, (b) a change of control of the Trust or (c) a change in your responsibilities.  Include the amount to be received by you in each such circumstance.  Note any tax reimbursement or gross-up provisions. Also note any conditions or obligations applicable to the receipt of the payments or benefits.

Explanation Area for Question 6.6

6.7          Please describe any pension plan, annuity contract, defined benefit plan, actuarial plan or other similar agreement you have with the Trust or any of its subsidiaries.

Explanation Area for Question 6.7

6.8          List the dollar value of any Trust contributions during the last fiscal year to any plan that provides for the deferral of compensation on a basis that is not tax-qualified. Also list the balance of your account as of the end of the last fiscal year and the dollar amounts of (a) any contributions you made, (b) aggregate interest or other earnings accrued and (c) any withdrawals or distributions relating to such plan during the last fiscal year.

Explanation Area for Question 6.8

6.9          Did you receive payment or other personal compensation or benefit since the beginning of the prior fiscal year from any party other than the Trust?

(a)          for services to the Trust?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.9(a)

(b)          pursuant to a transaction between the Trust or a subsidiary and such a party?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.9(b)

(c)          by reason of your position as an executive officer of the Trust?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.9(c)

6.10          List any employment contracts between you and the Trust (executive officers may exclude those already listed in response to Question 6.6 above) and describe the key terms and conditions below.

Explanation Area for Question 6.10

Answer Questions 6.11 and 6.12 only if you are a trustee:

6.11          Have you received any payment for your services as trustee or a member of a committee pursuant to an arrangement not applicable to all trustees or similarly situated committee members, respectively?

No ☐ Yes ☐           If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.11

6.12          Since January 1, 2018, has any compensation (including securities, property or personal benefits) been distributed to you, directly or indirectly, or accrued for your account, by any person or entity other than the Trust (i) for services rendered or relating to the Trust, (ii) pursuant to a transaction between the Trust and such person or entity or (iii) on account of your position as a trustee, nominee or executive officer of the Trust?

No ☐ Yes ☐

If “Yes,” please describe below all material terms of the agreement, arrangement or understanding and name the other person(s) that are parties to this agreement, arrangement or understanding, including the details of any compensation provided.

Explanation Area for Question 6.12

6.13          Are any payments (other than those payments of which the Trust is aware) proposed to be made in the future to you or for your benefit, directly or indirectly pursuant to any existing contract, plan or arrangement, by any person, in connection with or related to your candidacy or service as a trustee or executive officer of the Trust?

No ☐ Yes ☐

If “Yes,” please describe below all material terms of the agreement, arrangement or understanding and name the other person(s) that are parties to this agreement, arrangement or understanding, including the details of any compensation provided.

Explanation Area for Question 6.13

6.14          Other than as indicated in your response to Question 6.6, is there any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) or the provision of other benefits, including perquisites and health care benefits, at, following, or in connection with (i) any termination, including without limitation resignation, severance, retirement or other termination (including constructive termination) of your employment with the Trust, (ii) a change in control of the Trust or (iii) a change in your responsibilities?

No ☐ Yes ☐

If “Yes,” please describe below all material terms of the agreement, arrangement or understanding and name the other person(s) that are parties to this agreement, arrangement or understanding, including the details of any compensation provided.

Explanation Area for Question 6.14

6.15          Have you (or any of your Associates or any Immediate Family Members) received, either directly or indirectly including through any subsidiary, any credit or personal loan from the Trust?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.15

6.16          If you answered “Yes” to Question 6.15, have there been any material modifications to the line of credit or loan(s)?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.19

6.17          Has the Trust or any other person on its behalf paid any insurance premiums for your benefit and, if so, is there any arrangement or understanding, formal or informal, that you have or will receive or be allocated an interest in any cash surrender value under the insurance policy? List the dollar value of any life insurance premiums paid by, or on behalf of, the Trust during the fiscal year ended December 31, 2018, with respect such life insurance for your benefit.

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.17

6.18          Are you a participant in any profit sharing, thrift, or similar plan of the Trust or any of its subsidiaries?

No ☐ Yes ☐          If you answered “Yes,” please describe the plan below.

Explanation Area for Question 6.18

6.19          Have you received any of the following during the Trust’s 2018 fiscal year: amounts reimbursed during the fiscal year for the payment of taxes?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.19

6.20          If you have purchased securities of the Trust during the Trust’s 2018 fiscal year, was there a difference between the dollar value you paid and the fair market value of such securities on the date of purchase?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 6.20

Answer Question 6.21 only if you are trustee of the Trust.

6.21          In the last fiscal year, did the Trust make any payments or promises of payments in your name pursuant to trustee legacy programs or similar charitable award programs?

No ☐ Yes ☐

If “Yes,” disclose the dollar amounts paid or payable by the Trust under the program and other terms of each program in detail.

Explanation Area for Question 6.21

7.          INTEREST IN THE TRUST

Instructions to Section 7:  “Beneficial ownership” generally means having or sharing voting power or investment/dispositive power with respect to the security, e.g., shares held by a spouse, minor child, or other member of your household, an adult child whom you support at college or whose permanent address is the same as yours, or shares held by a trust, corporation, partnership, or other entity over which you have or share control.  The fact that a security is not registered in your name does not preclude you from being a beneficial owner of that security.  In addition, more than one Person may be the beneficial owner of the same shares of stock if the Persons involved share voting or investment power. (Find a more detailed discussion of “beneficial ownership” in Appendix A.)

7.1          Indicate the class and the number of shares of equity securities of the Trust or any of the Trust’s subsidiaries or joint ventures (other than options granted under the Trust’s stock option plans, if any) beneficially owned, directly or indirectly, by you or your Affiliates. Please also include your and your Affiliates’ ownership in derivatives, market contracts or agreements you or your Affiliates have made to borrow or lend shares for any reason.

Number of Shares and Class Beneficially Owned	Number of Shares Registered in Your Name	Number of Shares Owned of Record of which You Disclaim Beneficial Ownership

7.2          State the nature of your beneficial ownership:

Shares as to which You have Sole Voting Power	Shares as to which You Share Voting Power (and Name of Person or Entity with Whom Shared)	Shares as to Which You Have Sole Investment Power	Shares as to Which You Share Investment Power (and Name of Person or Entity with Whom Shared)

7.3          Do you have the right to acquire beneficial ownership of Trust stock pursuant to the exercise of an option, warrant, other right or other derivative or instrument, through conversion of a security, or pursuant to the power to revoke a trust, discretionary account, or similar arrangement?

No ☐ Yes ☐

If you answered “Yes,” please list below the number of shares and the nature of your right to acquire and the intended method of holding if acquired.

Number of Shares	Nature of Your Right to Acquire the Shares	Intended method of Holding if Acquired

7.4          With respect to the securities listed in Questions 7.1 and 7.3 of which you disclaim beneficial ownership, describe:

Name of Beneficial Owner	Relationship of Such Person to You	Number of Shares Beneficially Owned	Basis for the Disclaimer

7.5          Are any shares you beneficially own pledged as security (include any shares in a margin account regardless of whether or not there has been margin activity or borrowings taken place in the account)?  If so, indicate the number of shares pledged as security in each class:

Class of Shares	Number of Shares Pledged as Security

7.6          Are any shares of Trust equity securities held by:

(a)          your spouse?

No ☐ Yes ☐ If you answered “Yes,” please describe in detail.
______ shares of ______________ Stock held by ____________________ (class) (name)

(b)          your minor children?

No ☐ Yes ☐ If you answered “Yes,” please describe in detail.
______ shares of ______________ Stock held by ____________________ (class) (name)

(c)          other Persons living with you who are relatives of yours or your spouse?

No ☐ Yes ☐ If you answered “Yes,” please describe in detail.
______ shares of ______________ Stock held by ____________________ (class) (name)

(d)          a trust for the benefit of any such Persons?

No ☐ Yes ☐ If you answered “Yes,” please describe in detail.
______ shares of ______________ Stock held by ____________________ (class) (name)

7.7          Are any shares of Trust equity securities held by:

(a)          you (or your spouse) as custodian for a minor under a Uniform Transfers to Minors Act or as a legal guardian for a minor?

No ☐ Yes ☐ If you answered “Yes,” please describe in detail.
______ shares of ______________ Stock held by ____________________ (class) (name)

(b)          you as trustee?

No ☐ Yes ☐ If you answered “Yes,” please describe in detail.
______ shares of ______________ Stock held by ____________________ (class) (name)

(c)          you as an executor or administrator of an estate?

No ☐ Yes ☐ If you answered “Yes,” please describe in detail.
______ shares of ______________ Stock held by ____________________ (class) (name)

7.8          Do you have the right (pursuant to conversion rights, exercise of options, warrants or similar rights, or termination or revocation of a trust or other discretionary account) to acquire beneficial ownership of any securities of the Trust?

No ☐ Yes ☐

If “Yes,” indicate the type of right, the number of shares of such security covered by such right, whether the right is presently exercisable or, if not, when the right becomes exercisable.

Type of Right	Type of Security (e.g., common stock)	Number of Shares of Common Stock Covered	Time that Right Becomes Exercisable

7.9          Are you aware of any change of control of the Trust since the beginning of the Trust’s last full fiscal year?

Instructions to Question 7.9:  The term “control” means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the Trust, whether through the ownership of voting securities, by contract or otherwise.

No ☐ Yes ☐

If “Yes,” please state the following information about such change in control: (i) name of the Person or Persons acquiring such control of the Trust, (ii) the amount and source of the consideration used by such Person or Persons, (iii) the basis of such control, (iv) the date and description of the transactions that resulted in a change of control, (v) the percentage of the voting securities of the Trust now beneficially owned, directly or indirectly, by the Person or Persons who acquired control, (vi) the identity of the Person or Persons from whom control was assumed, (vii) the terms of any loans or pledges obtained by the new control group for the purposes of acquiring control and (viii) the names of any lenders or pledges involved in such change of control.

Explanation Area for Question 7.9

7.10          Are you aware of any agreements or arrangements, including but not limited to any contract, voting trust or pledge of Trust securities that might at a subsequent date result in a change of control of the Trust?

No ☐ Yes ☐

If “Yes,” please describe such arrangements, including, to the extent known, the following information: the name of the person(s) involved; the basis of the control (e.g., stock ownership, voting trust, etc.); the percentage of stock now beneficially owned; and the identity of the person(s) from whom control was assumed.

Explanation Area for Question 7.10

7.11          Do you or any of your designees hold any financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) with the design to hedge or offset any decrease in the market value of Trust equity securities held directly or indirectly?

No ☐ Yes ☐          If “Yes,” please describe in detail.

Explanation Area for Question 7.11

7.12          Are any of the securities of the Trust that you or a member of your immediate family beneficially own subject to any pledge, proxy, voting trust, voting agreement or arrangement, option, warrant, or any other agreement or arrangement that may affect your power to vote the shares or could require you to dispose of the shares?

Instructions to Question 7.12:  The term “arrangement” means any plan, contract, authorization or understanding, whether or not set forth in a formal document.

No ☐ Yes ☐          If “Yes,” please describe in detail.

Explanation Area for Question 7.12

7.13          Have you or any of your Affiliates acted or agreed to act together with any other person, persons or entities as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, voting, holding or disposing of shares or options, rights or warrants to purchase shares of capital stock of the Trust?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 7.13

7.14          Do you or any entity in which you serve as an officer, partner, director or substantial shareholder currently control or beneficially own more than 1% of any securities of the Trust?

No ☐ Yes ☐          If you answered “Yes,” list below the number of shares below.

Explanation Area for Question 7.14

7.15          Do you know of any person (including a natural person, corporation, partnership or other organization or any group of persons that have agreed to act together for the purpose of acquiring, holding, voting or disposing of the Trust stock) who as of the date of this Questionnaire, had, or had the right to acquire beneficial ownership of more than 1% of the Trust’s stock?

Instructions to Question 7.15:  Two or more Persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of securities will be considered a “group.”

No ☐ Yes ☐

If you answered “Yes,” please state below, to the extent that you know, the name and address of each such person and the number of shares beneficially owned by each such person.  If the shares are held by a voting trust or similar arrangement, include the duration of the agreement, if known.

Person having, or having a right to acquire, Beneficial Ownership of More than 1% of Trust Stock	Address	Number of Shares Beneficially Owned	If Held by Voting Agreement or Similar Arrangement, the Duration of the Agreement

7.16          Are you aware of any voting trust or similar agreement or arrangement under which more than 5% of the Trust’s outstanding securities are held or are to be held?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 7.16

7.17          Do you or any of your Affiliates participate in investment decisions made by any corporation, partnership, limited liability company or any other business or investment entity, or by any nonprofit organization, with respect to the Trust’s securities?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 7.17

7.18          For securities of the Trust or any of its subsidiaries, to the best of your knowledge, is any trustee, nominee for trustee or executive officer of the Trust also the beneficial owner of any of the same securities, whether individually, through relatives, through voting or investment power or through a right to acquire such securities?

No ☐ Yes ☐

If you answered “Yes,” please disclose the names of such persons and, if known, their ownership of securities of the Trust.

Person(s) having Mutually Owned Securities of the Trust	Type of Mutually Owned Security	Number of Mutually Owned Securities

8.          INTEREST IN TRANSACTIONS

Note on Section 8: This section requests certain information about transactions involving you and/or certain Persons with whom you have a family or business relationship, on one side, and the Trust, or any parent of subsidiary of the Trust, on the other.

8.1          Please complete the following with respect to all of your Associates and Immediate Family Members:

Full Name	Employer	Mark if Executive Officer or Director of Employer	List Any Entities Such Associate or Immediate Family Member Controls or Significantly Influences

8.2          Are you, or at any time during the Trust’s 2018 fiscal year have you been, an executive officer of, or owned directly or indirectly more than a 10% equity interest in, any firm, corporation or other business or professional entity (including any non-profit organization) that made payments to the Trust or its subsidiaries during the Trust’s 2018 fiscal year, or that proposes to make payments in the Trust’s 2019 fiscal year?

 No ☐ Yes ☐

If you answered “Yes,” please state below the name of the entity, the nature of your affiliation with it and the relationship between the entity and the Trust and its subsidiaries.  The aggregate dollar amount of all payments made to the Trust and its subsidiaries in the Trust’s 2018 fiscal year or proposed to be made in the Trust’s 2019 fiscal year should be stated if they exceed (i) 5% of the other entity’s consolidated gross revenues for its last full fiscal year or (ii) $15,000,000.

Explanation Area for Question 8.2

8.3          Are you, or at any time during the Trust’s 2018 fiscal year have you been, an executive officer or employee of, or owned directly or indirectly more than a 10% equity interest in, any firm, corporation or other business or professional entity (including any non-profit organization) to which the Trust or its subsidiaries (i) made payments to during the Trust’s 2018 fiscal year, (ii) was indebted to at the end of the Trust’s 2018 fiscal year, or (iii) proposes to make payments during the Trust’s 2019 fiscal year?

 No ☐ Yes ☐

If you answered “Yes,” please state the:

•	name of the entity, the nature of your affiliation with it and the relationship between the entity and the Trust and its subsidiaries;
•
(a) aggregate dollar amount of all payments made by the Trust and its subsidiaries in the Trust’s 2018 fiscal year or proposed to be made during the Trust’s 2019 fiscal year if they exceed (i) 5% of the other entity’s consolidated gross revenues for its last full fiscal year or (ii) $15,000,000, and (b) the aggregate amount of the indebtedness should be stated if it was in excess of $15,000,000;

•	date payments were received; and
•	nature of any goods or services provided.

Explanation Area for Question 8.3

Note on Question 8.4: Before answering, please read the instructions for this question.  In answering this question, you do not need to give information involving compensation from the Trust if it was described in your responses to Section 6, above.

8.4          Other than as described in your response to Questions 8.2 and 8.3, do you know of any transaction or series of transactions entered into or performed, or currently proposed to be entered into, since the beginning of the Trust’s last fiscal year (January 1, 2018) to which the Trust or any of its subsidiaries was or is to be a participant and in which any of the following individuals had or will have a direct or indirect interest:

(a)          you;

(b)          any other trustee (or nominee) of the Trust or executive officer of the Trust;

(c)          any security holder who owns of record or is the beneficial owner of more than 5% of any class of the Trust’s voting securities;

(d)          any Immediate Family Member of any of the foregoing individuals; or

(e)          any entity (publicly held, private, or governmental, for-profit or non-profit) of which any of the foregoing individuals is a general partner, a 10% or more investor, a director, a trustee or an officer.

No ☐ Yes ☐

If you answered “Yes,” please describe the transaction, including the name of the individual, his or her relationship to the Trust, the nature of his or her interest in the transaction, the amount of such transaction and, if practicable, the amount of such interest. Also include any additional information you think would be important to investors.

Explanation Area for Question 8.4

8.5          The following is designed to elicit disclosure of any other relationship of a business, family, or personal nature that could be deemed to affect your independent judgment on matters affecting the Trust.

Do you believe that you or any Associates of yours have or have during the Trust’s last five fiscal years any other relationship with the Trust, any trustees of the Trust or Trust management that is substantially similar in nature and scope to those relationships described above or that may be deemed material by stockholders or that should otherwise be disclosed in the Proxy Statement, including the existence of any contract with the Trust or its subsidiaries that is or was to be performed in whole or in part during the last five years, which is not described above.
No ☐ Yes ☐

If “Yes,” please describe in detail.

Instructions to Question 8.5:

A “transaction” includes any financial transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness, or any series of similar transactions, arrangements or relationship.

Calculations for Periodic Payments. In the case of a lease or other transaction involving periodic payments, calculate the “amount involved” as the aggregate of all periodic payments due on or after the beginning of the Trust’s last fiscal year, including any required or optional payments due during or at the conclusion of the transaction.

Calculations for Indebtedness Transactions. In the case of an indebtedness transaction, calculate the “amount involved” as the largest aggregate amount of all indebtedness outstanding at any time since the beginning of the Trust’s last fiscal year and all amounts of interest payable on it during the last fiscal year. You may exclude from such calculation and need not disclose amounts due for the ordinary purchase of goods and services subject to usual trade terms, for ordinary business travel and expense payments, and for other transactions in the ordinary course of business.

Reporting Threshold. Unless you are a trustee of the Trust listed as “independent” in the proxy statement, you need not report transactions in which:

(i)          the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or a public utility, at rates or charges fixed in conformity with law or governmental authority;

(ii)          the transaction involves services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture or similar services; or

(iii)          the interest of the specified Person arises solely from the ownership of securities of the Trust and the specified Person receives no extra or special benefit not shared on a pro rata basis by all holders of the same class of securities.

“Independent” Trustees. If you are a trustee of the Trust listed as “independent” in the proxy statement, you must give information for all transactions notwithstanding Items (i)–(iii) above.

Explanation Area for Question 8.5

8.6          The NYSE imposes various requirements relating to director independence.  In order for you to be determined to be independent, the Board of Trustees must make a determination that you have no relationship which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee.  In order to assist the Board in making this determination, please describe below all relationships that could conceivably be thought to bear on your independence from the Trust, any of the Trust’s subsidiaries or any of the executive officers or trustees of the Trust or its subsidiaries.

Relationships that should be described include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.  You should describe not only relationships that involve you directly but also relationships of which you are aware that involve any of your Family Members or any organization with which you are affiliated as a partner, greater than 5% stockholder, director, trustee, officer or otherwise.  While there is no limit on the types of relationship that could be thought to be relevant to the independence inquiry, relationships that have thought to be relevant in other contexts include (i) being affiliated with an organization (for-profit or charitable) that depends on the Trust or any of its executive officers or trustees for a significant portion of its revenues, (ii) having a lengthy personal or financial relationship with any of the Trust’s executive officers or trustees or (iii) having a Family Member in either of these categories?

No ☐ Yes ☐          If “Yes,” please describe the relationship in detail.

Explanation Area for Question 8.6

8.7          Do you have any interest in or other relationship with any stockholder that has filed a Schedule 13D within the past three years, or is reasonably expected to file a Schedule 13D, with respect to the Trust?

No ☐ Yes ☐          If “Yes,” please describe the interest or relationship in detail.

Explanation Area for Question 8.7

8.8          In the last three fiscal years, has any Family Member, directly or indirectly, received any remuneration from the Trust or any parent or subsidiary of the Trust for services in any capacity?

No ☐ Yes ☐

If “Yes,” furnish the name of the Family Member, the nature of the family relationship, and, unless such person has also completed a Questionnaire, details of the remuneration.

Explanation Area for Question 8.8

8.9          In the last three fiscal years, did you or any Family Member receive any other types of personal benefits directly from the Trust or any subsidiary or through third parties for purposes unrelated to job performance?

No ☐ Yes ☐

If you answered “Yes,” please indicate which of the following benefits were received, and provide a description of each benefit received, identify its recipient, and state the Trust’s aggregate cost below.

•	Housing or other living expenses (including mortgage and rental payments or the cost of domestic servants).
•	Personal loans including extensions of credit and renewals (including the arrangement of a loan from a third party).
•	Personal use of a “Trust furnished” automobile or other motor vehicle (includes commuting to and from home).
•	Personal use of a “Trust furnished” airplane.
•	Personal use of a “Trust furnished” boat or yacht.
•	Personal use of a “Trust furnished” apartment, motel/hotel room or suite, hunting or fishing lodge or vacation home.
•	Personal use of other “Trust furnished” property.
•	Personal vacation or travel expenses.
•	Personal entertainment and related expenses.
•	Personal legal, accounting, or other professional services for matters unrelated to the Trust.
•	Personal use of the staff or employees of the Trust.

•	Membership in a country club or other social or recreational club (does not include civic or service clubs).
•
The ability to obtain benefits from third parties because the Trust directly or indirectly compensates the third party for the benefit or discount.  (For example, did any supplier, customer, or other party with whom the Trust does or intends to do business (including banks, attorneys, and accountants) provide you or any member of your family with any benefits (e.g., product discounts, free or reduced-rate services, or low-interest loans)?)

•	Other personal benefits not listed above.

Explanation Area for Question 8.9

8.10          Did you or any Family Member acquire any property from the Trust during the 2018 fiscal year pursuant to any agreement, plan, or arrangement, whether or not set forth in any written document?

No ☐ Yes ☐          If you answered “Yes,” please complete this table.

Instructions for Question 8.10: Fair market value should be determined as of the date either of the following events occurs, or if both occur, the later event: (i) you exercise an election under the agreement, plan or arrangement or (ii) you become entitled without further contingencies to retain the property.

Description of Property	Circumstance of Acquisition	Differences Between Fair Market Value and Acquisition Price

8.11          In the last three fiscal years, have you or any Family Member who is or was a partner in, or a controlling stockholder or an officer of any organization that made to or received from the Trust payments for property or services (other than payments arising solely from investment in the Trust’s securities and payments under non-discretionary charitable contribution matching programs) in the current fiscal year or in any of the past three fiscal years that exceeded (i) $1 million or (ii) 2% of such other entity’s consolidated gross revenues for that year?

No ☐ Yes ☐          If you answered “Yes,” please provide details below, including name of Family Member if applicable, title of officer or employment position, name of other entity, and amount and period of payment and nature of property or services provided or received.

Explanation Area for Question 8.11

8.12          Do you serve on the audit committee of any public company?

No ☐ Yes ☐

If “Yes,” provide the names of the companies for which you serve on the audit committee below.

Explanation Area for Question 8.12

9.          INSIDER TRADING

Notes on Section 9:  For purposes of Questions under this Section 9 only, the term “beneficial ownership” has a different meaning than elsewhere in this Questionnaire.  In addition to Trust securities held by you directly, you will be considered the beneficial owner of Trust securities if you have the opportunity to profit or share in any profit, directly or indirectly, from a transaction in that security.

9.1          During the past two fiscal years, have you or any other person had any transactions in Trust securities of which you are deemed the beneficial owner, which have not been properly reported under Section 16 of the Securities Exchange Act of 1934, as amended?

No ☐ Yes ☐

9.2          Have you filed any late Form 3, Form 4, or Form 5 reports in the last five years?

No ☐ Yes ☐

If “Yes,” please identify below the late report filed and describe the transaction type and date to which the report related.

Report	Transaction Type	Date

9.3          Are you, or any member of your immediate family, a trustee of a trust that holds Trust securities?

No ☐ Yes ☐

If “Yes,” has the trust had any transactions in Trust securities that have not been reported on Form 4?

No ☐ Yes ☐

If “Yes,” please provide details below, including type of trust, relationship you or any member of your immediate family has to the trust, type and date of transaction and number of shares acquired/disposed of.

Type of Trust	Relationship to the Trust	Type and Date of Transaction	Number of Shares Acquired or Disposed Of

10.          AUDIT COMMITTEE MEMBERS

If you are a member of the Audit Committee of the Trust, or were at any time during the last fiscal year, answer the Questions in this Section 10.

10.1          Have you accepted directly or indirectly any consulting, advisory or other compensatory fee from the Trust or any of its subsidiaries or joint ventures? In answering this question, you do not need to include receipt of any fixed payments under any retirement plans for prior service with the Trust (provided that the payments were not contingent in any way on continued service).

Instructions to Question 10.1:  For purposes of this question, “indirect” acceptance of any consulting, advisory or other compensatory fee includes acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with you or by an entity in which you are a partner, member or executive officer (except limited partners and non-managing members) and which provides accounting, consulting, legal, investment banking or financial advisory services to the Trust or any subsidiary of the Trust.

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 10.1

10.2          Other than in your capacity as a member of the audit committee, the board of trustees or any other committee of the board of trustees, are you an affiliated person of the Trust or any of its subsidiaries?

Instructions to Question 10.2: For the purposes of this question, an “affiliated person” is any officer, employee, or 10% stockholder of the Trust or any other Person that directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Trust.

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 10.2

10.3           Have you participated in the preparation of the financial statements of the Trust or any current subsidiary of the Trust at any time during the past three fiscal years (other than reviewing any such financial statements in your capacity as a trustee or Audit Committee member)?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 10.3

10.4          Are you able to read and understand fundamental financial statements, including a Trust’s balance sheet, income statement, and cash flow statement?

No ☐ Yes ☐

10.5          To assess whether you may be considered an “Audit Committee Financial Expert,” by certain regulatory authorities, please indicate whether you satisfy the following criteria.

(a)          Do you have an understanding of generally accepted accounting principles and financial statements?

No ☐ Yes ☐

(b)          Do you have the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves?

No ☐ Yes ☐

(c)          Do you have experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Trust’s financial statements, or experience actively supervising one or more Persons engaged in such activities?

No ☐ Yes ☐          If you answered “Yes,” please describe.

Explanation Area for Question 10.5(c)

(d)          Do you have an understanding of internal control over financial reporting?

No ☐ Yes ☐

(e)          Do you have an understanding of audit committee functions?

No ☐ Yes ☐

(f)          Did you acquire the attributes listed in Questions 10.5(a) through 10.5(e) above through (answer “Yes” to all that apply):

(i)          education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

No ☐ Yes ☐

(ii)           experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or Person performing similar functions;

No ☐ Yes ☐

(iii)          experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

No ☐ Yes ☐

(iv)          other relevant experience?

No ☐ Yes ☐

If you answered “Yes” to any of the above, please describe, including detail on (i) any MBA degree obtained, (ii) a description of the level of your financial and accounting education, including whether you have earned an advance degree in finance or accounting, and (iii) your past and current memberships on audit committees. If you answered “Yes” to 10.5(f)(ii) or 10.5(f)(iii), please provide the name of the entity, the positions in which you served, and the dates.  Please note that CEO and COO positions may fall into this category.

Explanation Area for Question 10.5(f)

10.6          Are you are or have you been, a certified public accountant, or the equivalent, in good standing?

No ☐ Yes ☐

If you answered “Yes,” please provide the length of time that you actively have practiced as a certified public accountant, or the equivalent, including the name of the organization at which you practiced and your position and dates of employment.

Explanation Area for Question 10.6

10.7          Please state below whether you have served as a principal financial officer, controller or principal accounting officer of an entity, and if so, the name of the entity, the positions in which you served, and the dates.

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Company	Office or Position	Time Period (Month and Year)
		From	To

11.          COMPENSATION COMMITTEE MEMBERS

If you are a member of the Compensation Committee of the Trust, or were at any time during the last fiscal year, answer the Questions in this Section 11.

11.1          Other than in your capacity as a member of the compensation committee, the board of trustees or any other committee of the board of trustees, are you an affiliated person of the Trust or any of its subsidiaries?

Instructions to Question 11.1: For the purposes of this question, an “affiliated person” is any officer, employee, or 10% stockholder of the Trust or any other person that directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Trust.

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 11.1

11.2          Have you received or do you expect to receive any consulting, advisory or other compensatory fees from the Trust or any of its subsidiaries or joint ventures, either directly or indirectly? In answering this question, you do not need to include receipt of any fixed payments under any retirement plans for prior service with the Trust (provided that the payments were not contingent in any way on continued service), trustee fees or committee fees.

Instructions to Question 11.2:  For purposes of this question, “indirect” acceptance of any consulting, advisory or other compensatory fee includes acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with you or by an entity in which you are a partner, member or executive officer (except limited partners and non-managing members) and which provides accounting, consulting, legal, investment banking or financial advisory services to the Trust or any subsidiary of the Trust.

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 11.2

11.3          The board of trustees of the Trust must consider your sources of compensation in determining your independence and eligibility to serve as a member of the compensation committee. This includes consideration of whether you receive compensation from any person or entity that would impair your ability to make independent judgments about the Trust’s executive compensation.  For this purpose, please identify any sources of your compensation (other than any compensation identified in response to any other question in this Questionnaire) that could impair your ability to make independent judgments about the Trust’s executive compensation.  Please note that this does not require you to identify the amounts paid in compensation.

Explanation Area for Question 11.3

12.          MISCELLANEOUS

12.1          Attendance and Committee Service of Trustees

If you are a trustee, please state the number of meetings (both regular and special) held by the board of trustees and by board committees of which you are a member during the Trust’s most recent fiscal year.  State separately the number of such meetings that you attended.  Identify the committees on which you serve and state any committee chairs you hold.

(a)	Attendance at Board Meetings. During the last fiscal year, I attended ____ meeting(s) of the Board of Trustees, out of a total of _____ meetings held.
(b)	Committees.

	I am or was a Member during the last fiscal year	Number of Meetings Held	Number of Meetings Attended
(i) Audit
(ii) Nominating, Compensation and Governance

12.2          Indemnification

Is there any agreement or arrangement pursuant to which you are insured or indemnified in any manner against any liability which you might incur as a controlling Person, officer or trustee of the Trust or its subsidiaries or Affiliates other than (i) as provided by law, (ii) in the Trust’s Declaration of Trust or the Bylaws of its subsidiaries, as applicable, or (iii) under the Trust’s standard Directors & Officers insurance maintained by the Trust?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 12.2

12.3          If you are an executive officer or member of the Compensation Committee, do you have any business or personal relationship with the Compensation Committee’s compensation consultant, legal counsel, or other adviser or the entity employing such person(s)?

No ☐ Yes ☐          If you answered “Yes,” please describe in detail.

Explanation Area for Question 12.3

12.4          Please describe briefly below any other facts that you believe may be material to a reasonable investor’s evaluation of the ability and integrity of the management of the Trust, including existing trustees or nominees for trustee, which have not otherwise been disclosed in your answers to this Questionnaire or the materials proposed to be submitted to the SEC which you have reviewed.

Explanation Area for Question 12.4

APPENDIX A

DEFINITIONS

Affiliate.  An “Affiliate” of, or person “affiliated” with, a specified person is a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.

Associate.  The term “Associate”, used to indicate a relationship with any person, means:

(a)          any corporation or organization (other than the Trust or any of its subsidiaries) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities;

(b)          any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and

(c)          any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a trustee or officer of the Trust or any of its subsidiaries.

Beneficial Ownership.  You are considered a “beneficial owner” of a security of the Trust if you, your spouse, or any member of your immediate family or household owns such security, whether directly or indirectly (i.e., through Trust plans, trusts, estates, holding companies, partnership, limited partnership or syndicates, or through any other groups of which you, your spouse, or any member of your immediate family or household is a member that were formed for the purpose of acquiring, holding or disposing of such security).

You should also consider that a person or entity beneficially owns shares of Trust stock if such person or entity directly or indirectly, has or shares voting power (i.e., the power to vote or direct the voting) or investment power (i.e., the power to dispose or direct the disposition) of such stock, whether through any contract, arrangement, understanding, relationship or otherwise.

A person or entity is also deemed to have voting or investment power with respect to shares of Trust if such person or entity has the right to acquire either of such powers at any time within the next 60 days through the exercise of any option, warrant, right or conversion privilege or pursuant to the power to revoke a trust, a discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.  Because voting power or investment power may be held jointly by two or more persons, the same shares of Trust stock may be beneficially owned by more than one person.  (For example, if you hold shares as trustee for the benefit of your minor child, both you and your child may be deemed to be beneficial owners of such shares.)

An analysis of all relevant facts and circumstances in a particular situation is essential in order to identify each Person possessing the requisite voting power or investment power.  The fact that a security is not registered in your name does not preclude you from being a beneficial owner of that security.  In addition, more than one Person may be the beneficial owner of the same share of stock if the Persons involved share voting or investment power.  For example, two trustees, each of whom has the power to vote stock held in a trust, will each be deemed to be the beneficial owner of that stock.

All securities of the same class beneficially owned, regardless of the form that such beneficial ownership takes, are aggregated in calculating the number of shares beneficially owned by you.  Thus, a trustee of several trusts that holds securities of the same issuer would have to aggregate the number of shares held in each trust with respect to which such trustee has either voting power or investment power, or both.

Executive Officer. The term “executive officer” with respect to an entity means its president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), and any other officer who performs a policymaking function or any other person who performs similar policymaking functions for the entity.  Officers of an entity’s subsidiaries may be deemed executive officers of the entity if they perform such policymaking functions for the entity.

Extended Family Member. The term “Extended Family Member” means a Person with whom you share any relationship by blood, marriage, or adoption, not more remote than first cousin.

Family Member. The term “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

Immediate Family Member.  The term “Immediate Family Member” includes a person’s spouse, parents, stepparent, children, stepchild, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than a tenant or domestic employees) who shares such person’s home.

Person.  The term “Person” includes an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, a not-for-profit entity or a government or political subdivision thereof.

Transaction. The term “transaction” includes, but is not limited to, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.

AFFIDAVIT

I understand that this information is furnished to the Trust for use in connection with the Proxy Statement to be filed by the Trust with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.  The information set forth above is supplied by me in response to the requests of the Trust and such information is true and accurate to the best of my information and belief.

I will promptly notify the Trust, in writing, of any changes in such information that may occur subsequent hereto and prior to the filing of the definitive Proxy Statement, and will furnish supplementary information as may be appropriate.  I understand and agree that this Questionnaire, as completed by me, and my further communications regarding the matters contemplated herein, will be relied upon by the Trust and counsel to the Trust in connection with the preparation of the Proxy Statement.

I understand that material misstatements or the omission of material facts in the Proxy Statement may give rise to civil and criminal liabilities to the Trust.  I will notify you and the Trust of any such misstatement of a material fact in the Proxy Statement or any amendment thereto, and of the omission of any material fact necessary to make the statements contained therein not misleading, as soon as practicable after a copy of the Proxy Statement or any such amendment thereto has been provided to me.

As a Trustee nominee, I further represent and warrant to the Trust that:

1.          I am not and will not become a party to: (1) any agreement, arrangement or understanding which, and have not given any commitment or assurance to, any Person as to how I, if elected as a Trustee, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed in this Questionnaire, or (2) any Voting Commitment that could limit or interfere with my ability to comply, if elected as a Trustee, with my fiduciary duties under applicable law;

2.          I am not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Trustee that has not been disclosed in this Questionnaire;

3.          If elected as a Trustee of the Trust, I, in my individual capacity and on behalf of (1) any Person on whose behalf my nomination is being made, and (2) my Affiliates, would be in compliance with, and will comply with, all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Trust;

4.          If elected as a Trustee of the Trust, my election would not violate any policies, codes of ethics, manuals, contracts or other arrangements of any company, business or organization in which I am presently an executive, officer, partner, employee or director to the extent that consent of any such organization is required, evidence of such consent is attached hereto; and

5.          I irrevocably consent to accept the nomination, to being named as a nominee in any Proxy Statement and to serve as a Trustee if elected.

IN WITNESS WHEREOF, the undersigned hereby certifies that the foregoing answers to each of the foregoing questions are accurate and complete and acknowledges that any material misrepresentation will be grounds for the chairperson of the Trust’s Special Meeting of Holders of Sub-share Certificates of Proprietary Interest to not place his or her name in nomination; the undersigned agrees to resign as Trustee if elected if the undersigned violates these representation and warranties or has provided an answer containing a material misrepresentation in this Questionnaire.

Dated: _________________, 2019	Signature:
Name: